OPERATING LEASES - Schedule Of Supplemental Balance Sheet Information Related To Operating Lease (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
OPERATING LEASES
Right-of-use assets, net	¥ 161,452	$ 23,087	¥ 302,856
Operating lease liabilities, current	94,016	13,444	180,782
Operating lease liabilities, non-current	64,027	$ 9,156	121,345
Total operating lease liabilities	¥ 158,043		¥ 302,127
Weighted average remaining lease term (in years)	2 years 2 months 26 days	2 years 2 months 26 days	2 years 1 month 24 days
Weighted average discount rate	4.39%	4.39%	4.78%